UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 South King Street, Suite 1800 Seattle, WA		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jared R. Vogt as Member of the Board of Directors

On January 4, 2019, Jared R. Vogt resigned as a member of the Board of Directors (the “Board”) of Avalara, Inc. (the “Company”), effective immediately. There were no disagreements between the Company and Mr. Vogt that led to his decision to resign. Mr. Vogt has been appointed to the Company’s advisory board.

Appointment of Kathleen Zwickert as Member of the Board of Directors

On January 8, 2019, the Board appointed Kathleen M. Zwickert, effective immediately, to fill the vacancy created by Mr. Vogt’s resignation as a Class III director, to serve until the Company’s 2021 annual meeting of stockholders or until her successor is duly elected and qualified.

Ms. Zwickert’s compensation will be consistent with that provided to all of the Company’s non-employee directors, the terms of which are described in the Company’s final prospectus related to the Company’s IPO dated June 14, 2018 (the “Prospectus”). Ms. Zwickert and the Company also entered into the Company’s standard indemnity agreement, the terms of which are described in the Prospectus and a form of which was filed as Exhibit 10.8 to the registration statement on Form S-1 (File No. 333-224850) of which the Prospectus forms a part.

There is no arrangement or understanding between Ms. Zwickert and any other person pursuant to which Ms. Zwickert was appointed as a director and Ms. Zwickert is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Vogt’s resignation and Ms. Zwickert’s appointment is attached to this report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avalara, Inc.

Date: January 9, 2019	By:	/s/ Alesia L. Pinney
Alesia L. Pinney
Executive Vice President, General Counsel,
and Secretary